Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445	$5,345	$15,790			11%	10%	3%	2%
US	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812	3,477	10,289			11%	10%	—	—
Europe Pharmaceuticals	886	822	1,708	804	2,512	936	3,448	868	954	1,822	916	2,738			14%	9%	11%	7%
JPAC Pharmaceuticals	371	403	774	419	1,193	458	1,651	449	462	911	464	1,375			11%	15%	10%	9%
Intercon Pharmaceuticals	225	199	424	207	631	225	856	214	220	434	230	664			11%	5%	3%	2%
Emerging Markets	203	201	404	211	615	189	804	206	215	421	238	659			13%	7%	5%	5%
Other	33	38	71	22	93	19	112	24	21	45	20	65			(9)%	(30)%	—	1%

% of Total Sales

	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—	—
US Pharmaceuticals	64.3%	65.1%	64.7%	65.3%	64.9%	64.3%	64.7%	64.9%	65.5%	65.2%	65.1%	65.2%			(20)	30
Europe Pharmaceuticals	18.4%	17.2%	17.8%	16.8%	17.5%	18.3%	17.7%	17.3%	17.6%	17.4%	17.1%	17.3%			30	(20)
JPAC Pharmaceuticals	7.7%	8.5%	8.1%	8.7%	8.3%	9.0%	8.5%	9.0%	8.5%	8.7%	8.7%	8.7%			—	40
Intercon Pharmaceuticals	4.7%	4.2%	4.4%	4.3%	4.4%	4.4%	4.4%	4.3%	4.0%	4.2%	4.3%	4.2%			—	(20)
Emerging Markets	4.2%	4.2%	4.2%	4.4%	4.3%	3.7%	4.1%	4.0%	4.0%	4.0%	4.4%	4.2%			—	(10)
Other	0.7%	0.8%	0.8%	0.5%	0.6%	0.3%	0.6%	0.5%	0.4%	0.5%	0.4%	0.4%			(10)	(20)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED SEPTEMBER 30, 2011

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2011	2010	Total Change	Volume	Price	Foreign Exchange
US	$3,477	$3,135	11%	6%	5%	—
Europe	916	804	14%	7%	(4)%	11%
JPAC	464	419	11%	2%	(1)%	10%
Intercon	230	207	11%	4%	4%	3%
Emerging Markets	238	211	13%	10%	(2)%	5%
Other	20	22	(9)%	N/A	N/A	—

Total	$5,345	$4,798	11%	6%	2%	3%

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2011	2010	Total Change	Volume	Price	Foreign Exchange
US	$10,289	$9,329	10%	3%	7%	—
Europe	2,738	2,512	9%	6%	(4)%	7%
JPAC	1,375	1,193	15%	8%	(2)%	9%
Intercon	664	631	5%	2%	1%	2%
Emerging Markets	659	615	7%	6%	(4)%	5%
Other	65	93	(30)%	N/A	N/A	1%

Total	$15,790	$14,373	10%	5%	3%	2%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445	$5,345	$15,790			11%	10%

Cost of products sold	1,306	1,277	2,583	1,280	3,863	1,414	5,277	1,343	1,481	2,824	1,407	4,231			10%	10%
Marketing, selling and administrative	900	894	1,794	892	2,686	1,000	3,686	928	1,040	1,968	1,019	2,987			14%	11%
Advertising and product promotion	212	263	475	231	706	271	977	214	253	467	205	672			(11)%	(5)%
Research and development	910	822	1,732	824	2,556	1,010	3,566	935	923	1,858	973	2,831			18%	11%
Provision for restructuring, net	11	24	35	15	50	63	113	44	40	84	8	92			(47)%	84%
Litigation expense, net	—	—	—	22	22	(41)	(19)	—	—	—	—	—			(100)%	(100)%
Equity in net income of affiliates	(97)	(85)	(182)	(70)	(252)	(61)	(313)	(82)	(62)	(144)	(71)	(215)			1%	(15)%
Other (income)/expense, net	113	(19)	94	(10)	84	42	126	(138)	(31)	(169)	(26)	(195)			160%	*

Total expenses	3,355	3,176	6,531	3,184	9,715	3,698	13,413	3,244	3,644	6,888	3,515	10,403			10%	7%
Earnings from Operations Before Income Taxes	$1,452	$1,592	$3,044	$1,614	$4,658	$1,413	$6,071	$1,767	$1,790	$3,557	$1,830	$5,387			13%	16%
Provision for income taxes	351	324	675	312	987	571	1,558	400	483	883	475	1,358			52%	38%

Net Earnings from Operations	$1,101	$1,268	$2,369	$1,302	$3,671	$842	$4,513	$1,367	$1,307	$2,674	$1,355	$4,029			4%	10%
Net Earnings Attributable to Noncontrolling Interest	358	341	699	353	1,052	359	1,411	381	405	786	386	1,172			9%	11%

Net Earnings from Operations Attributable to BMS	$743	$927	$1,670	$949	$2,619	$483	$3,102	$986	$902	$1,888	$969	$2,857			2%	9%

Contingently convertible debt interest expense and earnings attributable to unvested shares	(3)	(3)	(7)	(4)	(11)	(2)	(12)	(2)	(2)	(4)	(2)	(6)			(50)%	(45)%

Net Earnings used for Diluted EPS Calc – Attributable to BMS	$740	$924	$1,663	$945	$2,608	$481	$3,090	$984	$900	$1,884	$967	$2,851			2%	9%

Diluted Earnings Attributable to BMS per Common Share**	$0.43	$0.53	$0.96	$0.55	$1.51	$0.28	$1.79	$0.57	$0.52	$1.10	$0.56	$1.66			2%	10%
Average Common Shares Outstanding – Diluted	1,725	1,728	1,727	1,726	1,726	1,723	1,727	1,714	1,722	1,718	1,715	1,717			(1)%	(1)%
Dividends declared per common share	$0.32	$0.32	$0.64	$0.32	$0.96	$0.33	$1.29	$0.33	$0.33	$0.66	$0.33	$0.99			3%	3%

% of Net Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	72.8%	73.2%	73.0%	73.3%	73.1%	72.3%	72.9%	73.2%	72.7%	73.0%	73.7%	73.2%			40	10

Cost of products sold	27.2%	26.8%	27.0%	26.7%	26.9%	27.7%	27.1%	26.8%	27.3%	27.0%	26.3%	26.8%			(40)	(10)
Marketing, selling and administrative	18.7%	18.8%	18.7%	18.6%	18.7%	19.6%	18.9%	18.5%	19.1%	18.8%	19.1%	18.9%			50	20
Advertising and product promotion	4.4%	5.5%	5.0%	4.8%	4.9%	5.3%	5.0%	4.3%	4.7%	4.5%	3.8%	4.3%			(100)	(60)
Research and development	18.9%	17.2%	18.1%	17.2%	17.8%	19.8%	18.3%	18.7%	17.0%	17.8%	18.2%	17.9%			100	10
Total expenses	69.8%	66.6%	68.2%	66.4%	67.6%	72.4%	68.8%	64.7%	67.1%	65.9%	65.8%	65.9%			(60)	(170)

Earnings from Operations Before Income Taxes	30.2%	33.4%	31.8%	33.6%	32.4%	27.6%	31.2%	35.3%	32.9%	34.1%	34.2%	34.1%			60	170
Net Earnings from Operations Attributable to BMS	15.5%	19.4%	17.4%	19.8%	18.2%	9.5%	15.9%	19.7%	16.6%	18.1%	18.1%	18.1%			(170)	(10)

Other Ratios
Effective Tax Rate	24.2%	20.4%	22.2%	19.3%	21.2%	40.4%	25.7%	22.6%	27.0%	24.8%	26.0%	25.2%			670	400

Other (Income)/ Expense, net	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$33	$32	$65	$38	$103	$42	$145	$31	$32	$63	$40	$103			5%	—
Interest income	(15)	(16)	(31)	(23)	(54)	(21)	(75)	(21)	(25)	(46)	(23)	(69)			—	28%
Impairment and loss on sale of manufacturing operations	200	15	215	10	225	11	236	—	—	—	—	—			(100)%	(100)%
(Gain)/Loss on debt repurchase	—	—	—	—	—	6	6	(8)	(2)	(10)	—	(10)			—	—
Net foreign exchange transaction (gains)/losses	(16)	(16)	(32)	9	(23)	17	(6)	(7)	18	11	4	15			(56)%	(165)%
Gain on sale of product lines, businesses and assets	(10)	(5)	(15)	(21)	(36)	(3)	(39)	(9)	(2)	(11)	(25)	(36)			19%	—
Acquisition related items	—	—	—	—	—	10	10	—	—	—	1	1			—	—
Other income from alliance partners	(50)	(44)	(94)	(28)	(122)	(14)	(136)	(23)	(39)	(62)	(45)	(107)			61%	(12)%
Pension curtailment and settlement charges	—	14	14	2	16	12	28	(3)	—	(3)	2	(1)			—	106%
Litigation charges/(recoveries)	—	—	—	—	—	—	—	(102)	(4)	(106)	1	(105)			—	—
Product liability charges	—	—	—	13	13	4	17	26	—	26	10	36			(23)%	177%
Other	(29)	1	(28)	(10)	(38)	(22)	(60)	(22)	(9)	(31)	9	(22)			(190)%	(42)%

	$113	($19)	$94	($10)	$84	$42	$126	($138)	($31)	($169)	($26)	($195)			160%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND

PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$5,345	$4,798	$547	11%	144	$5,201	3%	8%
Marketing, selling and administrative(a)	1,019	892	127	14%	(36)	983	(4)%	10%
Marketing, selling and administrative excluding specified items(b)	1,014	884	130	15%	(36)	978	(4)%	11%
Advertising and product promotion	205	231	(26)	(11)%	(7)	198	(3)%	(14)%
Research and development	973	824	149	18%	(16)	957	(2)%	16%
Research and development excluding specified items(b)	891	824	67	8%	(17)	874	(2)%	6%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	1,019	892	14%
Specified items	5	8	(38)%

Marketing, selling and administrative excluding specified items	1,014	884	15%
Annual pharmaceutical company fee	44	—	N/A

Adjusted marketing, selling and administrative excluding specified items	970	884	10%

(b)	Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

YEAR-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$15,790	$14,373	$1,417	10%	340	$15,450	2%	8%
Marketing, selling and administrative(a)	2,987	2,686	301	11%	(86)	2,901	(3)%	8%
Marketing, selling and administrative excluding specified items(b)	2,968	2,659	309	12%	(86)	2,882	(4)%	8%
Advertising and product promotion	672	706	(34)	(5)%	(17)	655	(2)%	(7)%
Research and development	2,831	2,556	275	11%	(38)	2,793	(2)%	9%
Research and development excluding specified items(b)	2,596	2,484	112	5%	(38)	2,558	(2)%	3%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	2,987	2,686	11%
Specified items	19	27	(30)%

Marketing, selling and administrative excluding specified items	2,968	2,659	12%
Annual pharmaceutical company fee	165	—	N/A

Adjusted marketing, selling and administrative excluding specified items	2,803	2,659	5%

(b)	Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

*

The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND

PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	1,788	1,658	130	8%	7	1,781	1%	7%
Avapro/Avalide	216	303	(87)	(29)%	8	208	2%	(31)%
Abilify	691	608	83	14%	15	676	3%	11%
Reyataz	391	375	16	4%	16	375	4%	—
Sustiva Franchise	359	342	17	5%	12	347	3%	2%
Baraclude	311	228	83	36%	18	293	8%	28%
Erbitux	172	159	13	8%	—	172	—	8%
Sprycel	211	144	67	47%	11	200	8%	39%
Yervoy	121	—	121	N/A	—	121	N/A	N/A
Orencia	233	184	49	27%	7	226	4%	23%
Nulojix	—	—	—	N/A	—	—	N/A	N/A
Onglyza/Kombiglyze	127	47	80	170%	2	125	4%	166%

Mature Products and All Other	725	750	(25)	(3)%	48	677	7%	(10)%

Total	5,345	4,798	547	11%	144	5,201	3%	8%

YEAR-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	5,415	4,951	464	9%	16	5,399	—	9%
Avapro/Avalide	757	924	(167)	(18)%	22	735	2%	(20)%
Abilify	2,021	1,858	163	9%	37	1,984	2%	7%
Reyataz	1,153	1,105	48	4%	35	1,118	3%	1%
Sustiva Franchise	1,073	1,008	65	6%	25	1,048	2%	4%
Baraclude	878	667	211	32%	45	833	7%	25%
Erbitux	510	497	13	3%	—	510	—	3%
Sprycel	576	407	169	42%	23	553	6%	36%
Yervoy	216	—	216	N/A	—	216	N/A	N/A
Orencia	660	531	129	24%	15	645	2%	22%
Nulojix	2	—	2	N/A	—	2	N/A	N/A
Onglyza/Kombiglyze	320	85	235	*	6	314	*	*

Mature Products and All Other	2,209	2,340	(131)	(6)%	116	2,093	5%	(11)%

Total	15,790	14,373	1,417	10%	340	15,450	2%	8%

*	In excess of +/- 200%
**

The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	4,807	4,768	9,575	4,798	14,373	5,111	19,484	5,011	5,434	10,445	5,345	15,790			11%	10%	3%	2%
Key Products
Plavix	1,666	1,627	3,293	1,658	4,951	1,715	6,666	1,762	1,865	3,627	1,788	5,415			8%	9%	1%	—
Avapro/Avalide	314	307	621	303	924	252	1,176	290	251	541	216	757			(29)%	(18)%	2%	2%
Abilify(a)	617	633	1,250	608	1,858	707	2,565	624	706	1,330	691	2,021			14%	9%	3%	2%
Reyataz	373	357	730	375	1,105	374	1,479	366	396	762	391	1,153			4%	4%	4%	3%
Sustiva Franchise(b)	335	331	666	342	1,008	360	1,368	343	371	714	359	1,073			5%	6%	3%	2%
Baraclude	216	223	439	228	667	264	931	275	292	567	311	878			36%	32%	8%	7%
Erbitux	166	172	338	159	497	165	662	165	173	338	172	510			8%	3%	—	—
Sprycel	131	132	263	144	407	169	576	172	193	365	211	576			47%	42%	8%	6%
Yervoy	—	—	—	—	—	—	—	—	95	95	121	216			N/A	N/A	N/A	N/A
Orencia	169	178	347	184	531	202	733	199	228	427	233	660			27%	24%	4%	2%
Nulojix	—	—	—	—	—	—	—	—	2	2	—	2			N/A	N/A	N/A	N/A
Onglyza/Kombiglyze(c)	10	28	38	47	85	73	158	81	112	193	127	320			170%	*	4%	*
Mature Products and All Other(d)	810	780	1,590	750	2,340	830	3,170	734	750	1,484	725	2,209			(3)%	(6)%	7%	5%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,129	2,069	4,198	2,086	6,284	2,111	8,395	2,162	2,236	4,398	2,114	6,512			1%	4%	1%	1%
Virology	945	929	1,874	963	2,837	1,017	3,854	997	1,075	2,072	1,080	3,152			12%	11%	5%	4%
Oncology	435	444	879	443	1,322	478	1,800	466	591	1,057	629	1,686			42%	28%	4%	4%
Neuroscience	635	650	1,285	618	1,903	715	2,618	631	714	1,345	698	2,043			13%	7%	3%	2%
Immunoscience	169	178	347	184	531	202	733	199	230	429	233	662			27%	25%	4%	3%
Metabolics	37	55	92	75	167	97	264	107	139	246	158	404			111%	142%	7%	6%
Other Therapeutic Areas	457	443	900	429	1,329	491	1,820	449	449	898	433	1,331			1%	—	7%	5%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $21M and $39M for the three and nine months ended September 30, 2011 respectively.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812	3,477	10,289			11%	10%
Key Products
Plavix	1,531	1,496	3,027	1,534	4,561	1,593	6,154	1,641	1,747	3,388	1,672	5,060			9%	11%	(6)%	(5)%
Avapro/Avalide	186	170	356	168	524	118	642	160	133	293	121	414			(28)%	(21)%	(42)%	(38)%
Abilify(a)	470	491	961	462	1,423	535	1,958	460	517	977	505	1,482			9%	4%	4%	5%
Reyataz	186	185	371	189	560	194	754	181	189	370	184	554			(3)%	(1)%	1%	2%
Sustiva Franchise(b)	214	213	427	227	654	227	881	215	228	443	222	665			(2)%	2%	7%	8%
Baraclude	42	42	84	46	130	49	179	48	51	99	51	150			11%	15%	8%	9%
Erbitux	163	168	331	155	486	160	646	162	167	329	168	497			8%	2%	N/A	N/A
Sprycel	38	42	80	47	127	61	188	61	68	129	78	207			66%	63%	27%	19%
Yervoy	—	—	—	—	—	—	—	—	95	95	109	204			N/A	N/A	N/A	N/A
Orencia	126	137	263	138	401	146	547	138	152	290	154	444			12%	11%	N/A	N/A
Nulojix	—	—	—	—	—	—	—	—	2	2	—	2			N/A	N/A	N/A	N/A
Onglyza/Kombiglyze(c)	6	23	29	37	66	53	119	57	80	137	91	228			146%	*	138%	*
Mature Products and All Other(d)	127	138	265	132	397	148	545	127	133	260	122	382			(8)%	(4)%

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,770	1,707	3,477	1,743	5,220	1,770	6,990	1,832	1,919	3,751	1,826	5,577			5%	7%
Virology	445	441	886	462	1,348	472	1,820	446	470	916	457	1,373			(1)%	2%
Oncology	233	239	472	233	705	249	954	249	356	605	377	982			62%	39%
Neuroscience	473	494	967	464	1,431	538	1,969	460	518	978	506	1,484			9%	4%
Immunoscience	126	137	263	138	401	146	547	138	154	292	154	446			12%	11%
Metabolics	16	30	46	48	94	61	155	64	84	148	98	246			104%	162%
Other Therapeutic Areas	26	57	83	47	130	48	178	61	61	122	59	181			26%	39%

*	In excess of +/- 200%
**

The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold through retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.

(a)

Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2010		2011		% Change
	3rd Qtr	9 Months	3rd Qtr	9 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	462	1,423	505	1,482	9%	4%
Contractual share change from 58% to 53.5%	—	—	42	125	N/A	N/A
Incremental U.S. healthcare reform	—	—	6	11	N/A	N/A

Abilify Net Sales – Adjusted	462	1,423	553	1,618	20%	14%

(b)

The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $20M and $38M for the three and nine months ended September 30, 2011 respectively.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,718	1,663	3,381	1,663	5,044	1,827	6,871	1,761	1,872	3,633	1,868	5,501			12%	9%	8%	6%
Key Products
Plavix	135	131	266	124	390	122	512	121	118	239	116	355			(6)%	(9)%	7%	4%
Avapro/Avalide	128	137	265	135	400	134	534	130	118	248	95	343			(30)%	(14)%	5%	6%
Abilify(a)	147	142	289	146	435	172	607	164	189	353	186	539			27%	24%	10%	9%
Reyataz	187	172	359	186	545	180	725	185	207	392	207	599			11%	10%	8%	7%
Sustiva Franchise(b)	121	118	239	115	354	133	487	128	143	271	137	408			19%	15%	10%	7%
Baraclude	174	181	355	182	537	215	752	227	241	468	260	728			43%	36%	10%	9%
Erbitux	3	4	7	4	11	5	16	3	6	9	4	13			—	18%	4%	4%
Sprycel	93	90	183	97	280	108	388	111	125	236	133	369			37%	32%	10%	9%
Yervoy	—	—	—	—	—	—	—	—	—	—	12	12			N/A	N/A	N/A	N/A
Orencia	43	41	84	46	130	56	186	61	76	137	79	216			72%	66%	15%	11%
Onglyza/Kombiglyze	4	5	9	10	19	20	39	24	32	56	36	92			*	*	*	*
Mature Products and All Other(c)	683	642	1,325	618	1,943	682	2,625	607	617	1,224	603	1,827			(2)%	(6)%	9%	6%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	359	362	721	343	1,064	341	1,405	330	317	647	288	935			(16)%	(12)%	6%	5%
Virology	500	488	988	501	1,489	545	2,034	551	605	1,156	623	1,779			24%	19%	9%	7%
Oncology	202	205	407	210	617	229	846	217	235	452	252	704			20%	14%	9%	8%
Neuroscience	162	156	318	154	472	177	649	171	196	367	192	559			25%	18%	10%	7%
Immunoscience	43	41	84	46	130	56	186	61	76	137	79	216			72%	66%	15%	11%
Metabolics	21	25	46	27	73	36	109	43	55	98	60	158			122%	116%	14%	13%
Other Therapeutic Areas	431	386	817	382	1,199	443	1,642	388	388	776	374	1,150			(2)%	(4)%	9%	6%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$5,345	—	$5,345
Cost of products sold	1,407	(19)	1,388

Gross Profit	3,938	19	3,957
Gross profit as a % of sales	73.7%	0.3%	74.0%
Marketing, selling and administrative	1,019	(5)	1,014
Advertising and product promotion	205	—	205

Total SG&A	1,224	(5)	1,219
SG&A as a % of sales	22.9%	(0.1)%	22.8%
Research and development	973	(82)	891
R&D as a % of sales	18.2%	(1.5)%	16.7%
Operating Margin	1,741	106	1,847
Operating Margin as a % of sales	32.6%	2.0%	34.6%
Provision for restructuring, net	8	(8)	—
Equity in net income of affiliates	(71)	—	(71)
Other (income)/expense, net	(26)	2	(24)

Earnings Before Income Taxes	$1,830	112	$1,942
Provision for income taxes	475	37	512

Net Earnings	$1,355	75	$1,430
Net Earnings – Attributable to Noncontrolling Interest	386		386

Net Earnings – Attributable to BMS	$969	75	$1,044
Contingently convertible debt interest expense and earnings attributable to unvested shares	(2)		(2)

Net Earnings used for Diluted EPS Calc – Attributable to BMS	$967	75	$1,042
Average Common Shares Outstanding – Diluted	1,715		1,715
Diluted EPS – Attributable to BMS	$0.56	0.05	$0.61
Net Earnings Attributable to BMS as a % of sales	18.1%	1.4%	19.5%
Effective Tax Rate	26.0%	0.4%	26.4%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$15,790	—	$15,790
Cost of products sold	4,231	(60)	4,171

Gross Profit	11,559	60	11,619
Gross profit as a % of sales	73.2%	0.4%	73.6%
Marketing, selling and administrative	2,987	(19)	2,968
Advertising and product promotion	672	—	672

Total SG&A	3,659	(19)	3,640
SG&A as a % of sales	23.2%	(0.1)%	23.1%
Research and development	2,831	(235)	2,596
R&D as a % of sales	17.9%	(1.5)%	16.4%
Operating Margin	5,069	314	5,383
Operating Margin as a % of sales	32.1%	2.0%	34.1%
Provision for restructuring, net	92	(92)	—
Equity in net income of affiliates	(215)	—	(215)
Other (income)/expense, net	(195)	78	(117)

Earnings Before Income Taxes	$5,387	328	$5,715
Provision for income taxes	1,358	170	1,528

Net Earnings	$4,029	158	$4,187
Net Earnings – Attributable to Noncontrolling Interest	1,172		1,172

Net Earnings – Attributable to BMS	$2,857	158	$3,015
Contingently convertible debt interest expense and earnings attributable to unvested shares	(6)		(6)

Net Earnings used for Diluted EPS Calc – Attributable to BMS	$2,851	158	$3,009
Average Common Shares Outstanding – Diluted	1,717		1,717
Diluted EPS – Attributable to BMS	$1.66	0.09	$1.75
Net Earnings Attributable to BMS as a % of sales	18.1%	1.0%	19.1%
Effective Tax Rate	25.2%	1.5%	26.7%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

($ in millions)

Three months ended September 30, 2011

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$8	$—	$8
Accelerated depreciation, asset impairment and other shutdown costs	19	—	—	—	—	19
Process standardization implementation costs	—	5	—	—	—	5
Gain on sale of product lines, businesses and assets	—	—	—	—	(12)	(12)

Total Restructuring	19	5	—	8	(12)	20

Other:
Upfront, milestone and other licensing payments	—	—	69	—	—	69
In-process research and development (IPRD) impairment	—	—	13	—	—	13
Product liability charges	—	—	—	—	10	10

Total	$19	$5	$82	$8	$(2)	112

Income taxes on items above						(37)

Decrease to Net Earnings						$75

Three months ended September 30, 2010
	Cost of products sold	Marketing, selling and administrative	Provision for restructuring	Litigation Expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$15	$—	$—	$15
Impairment and loss on sale of manufacturing operations	—	—	—	—	10	10
Accelerated depreciation, asset impairment and other shutdown costs	27	—	—	—	—	27
Pension curtailment and settlement charges	—	—	—	—	3	3
Process standardization implementation costs	—	8	—	—	—	8

Total Restructuring	27	8	15	—	13	63

Other:
Litigation charges	—	—	—	22	—	22
Product Liability charges	—	—	—	—	13	13

Total	$27	$8	$15	$22	$26	98

Income taxes on items above						(30)

Decrease to Net Earnings						$68

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

($ in millions)

Nine months ended September 30, 2011

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$85	$—	$85
Accelerated depreciation, asset impairment and other shutdown costs	60	4	—	7	—	71
Process standardization implementation costs	—	15	—	—	—	15
Gain on sale of product lines, businesses and assets	—	—	—	—	(12)	(12)

Total Restructuring	60	19	—	92	(12)	159

Other:
Litigation recovery	—	—	—	—	(102)	(102)
Upfront, milestone and other licensing payments	—	—	207	—	—	207
In-process research and development (IPRD) impairment	—	—	28	—	—	28
Product liability charges	—	—	—	—	36	36

Total	$60	$19	$235	$92	$(78)	328

Income taxes on items above						(99)
Specified tax benefit						(71)

Decrease to Net Earnings						$158

Nine months ended September 30, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation Expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$50	$—	$—	$50
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	225	225
Accelerated depreciation, asset impairment and other shutdown costs	85	—	—	—	—	—	85
Pension curtailment and settlement charges	—	—	—	—	—	8	8
Process standardization implementation costs	—	27	—	—	—	—	27

Total Restructuring	85	27	—	50	—	233	395

Other:
Litigation charges	—	—	—	—	22	—	22
Upfront, milestone and other licensing payments	—	—	72	—	—	—	72
Product liability charges	—	—	—	—	—	13	13

Total	$85	$27	$72	$50	$22	$246	502

Income taxes on items above							(134)
Out-of-period tax adjustment							(59)

Decrease to Net Earnings							$309

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Cash and cash equivalents	$5,135	$5,918	$7,581	$5,033	$3,405	$3,665	$4,471
Marketable securities – current	1,641	1,536	778	2,268	3,388	4,005	3,722
Marketable securities – long term	2,997	2,795	2,562	2,681	3,065	2,734	2,819

Cash, cash equivalents and marketable securities	9,773	10,249	10,921	9,982	9,858	10,404	11,012
Short-term borrowings	208	290	243	117	135	187	182
Long-term debt	6,081	6,248	6,479	5,328	5,276	5,332	5,437

Net (debt) /cash	$3,484	$3,711	$4,199	$4,537	$4,447	$4,885	$5,393

BRISTOL-MYERS SQUIBB COMPANY

2011 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2011
Projected Diluted Earnings Attributable to Shareholders per Common Share – GAAP	$2.13 to $2.18
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.06
Accelerated depreciation and other shutdown costs	0.05
Upfront, milestone and other licensing payments	0.08
Litigation recoveries/product liability charges	(0.02)
Certain tax-related items	(0.06)

Total	0.11

Projected Diluted Earnings Attributable to Shareholders per Common Share – Non-GAAP	$2.25 to $2.30

Gross margin as a percentage of sales on a GAAP basis for the nine months ended September 30, 2011 was 73.2%, which included specified items of $60 million and had a 0.4% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2011 gross margin as a percentage of sales was 73.6%. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2011 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation – September YTD tab.

Research and development expenses on a GAAP basis for the nine months ended September 30, 2011 were $2,831 million, which included specified items of $235 million. On a non-GAAP basis, for the nine months ended September 30, 2011 research and development expenses were $2,596 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2011 to increase in the mid single digit range compared to 2010. It is estimated that 30% to 40% of the research and development expenses in 2011 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation – September YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the nine months ended September 30, 2011 were $2,987 million, which included specified items of $19 million. On a non-GAAP basis, for the nine months ended September 30 2011 marketing, selling and administrative expenses were $2,968 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2011 to grow in the low-double digit range compared to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation – September YTD tab.

The effective tax rate on a GAAP basis for the nine months ended September 30, 2011 was 25.2%, which included specified items of $170 million in the tax provision, and had a 1.5% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2011 the effective tax rate was 26.7%. On a non-GAAP basis, based on historical trends in 2010 the Company projects an annual effective tax rate of approximately 26% for the full year 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation – September YTD tab.

The GAAP financial results for the full year 2011 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront, milestone and other licensing payments, charges and recoveries relating to significant legal proceedings, asset and IPR&D impairments and certain tax-related items. The GAAP financial results for the full year 2011 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, copromotion or alliance charges and charges for in-process research and development impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Third Quarter of 2011, October 27, 2011 including “2011 Guidance” and “Use of Non-GAAP Financial Information” therein.

The annual EPS impact of U.S. healthcare reform is expected to increase from $0.10 in 2010 to approximately $0.23 in 2011. In 2011, we expect a reduction of net sales of approximately $270 million resulting from new discounts associated with the Medicare Part D coverage gap and an increase in marketing, sales and administrative expenses of approximately $220 million due to the new annual non-tax-deductible pharmaceutical company fee. The non-tax deductibility on our share of the net pharmaceutical company fee is expected to increase our effective tax rate by approximately 1% in 2011 which is considered in our effective tax rate guidance above.